BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

BCSIX (Investor Shares), BCSSX (Institutional Shares)

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL ALL COMPANY FUND

BCIIX (Investor Shares), BCISX (Institutional Shares)

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL SMALL COMPANY FUND

BCSVX (Investor Shares), BCSFX (Institutional Shares)

(each a “Fund” and collectively, the “Funds”)

Supplement dated April 29, 2026 to the Funds’ Summary Prospectuses, Prospectuses and Statement of Additional Information dated August 1, 2025, as previously supplemented

Portfolio Manager Changes

        This Supplement is to give notice of the following Portfolio Manager Changes to the Funds’ Summary Prospectuses, Prospectuses and Statement of Additional Information.

The Brown Capital Management Small Company Fund

Ms. Chaitanya Yaramada no longer serves as part of the portfolio management team for The Brown Capital Management Small Company Fund. Accordingly, the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are hereby amended to remove all references to Ms. Yaramada.

The Brown Capital Management International All Company Fund and The Brown Capital Management International Small Company Fund

Mr. Duncan J. Evered and Mr. Edward J. Zane no longer serve as part of the portfolio management team for these Funds. Mr. Zane will no longer be employed by Brown Capital Management, LLC effective May 31, 2026. Accordingly, the Funds’ Summary Prospectuses, Prospectuses and Statement of Additional Information are hereby amended to remove all references to Messrs. Evered and Zane.

For more information regarding this Supplement please call 1-877-892-4226.

Brown Capital Management Mutual Funds

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE